EXHIBIT 99.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
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             PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan  Treibitz,  the Chief  Executive  Officer  of  Z-Axis  Corporation  (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the Annual  Report on Form  10-KSB of the  Company for the year ended March
     31, 2003 (the "Report") fully complies with the  requirements of Section 13
     (a) or 15 (d) of the  Securities  Exchange  Act of 1934 (15  U.S.C.  78m or
     78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: June 27, 2003

/s/ Alan Treibitz
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Name: Alan Treibitz
Title: Chief Executive Officer